Exhibit 2.1

MAXEON SOLAR TECHNOLOGIES, LTD.

INCORPORATED IN THE REPUBLIC OF SINGAPORE UNDER THE COMPANIES ACT, CHAPTER 50 (Company Registration No. 201934268H) COMPUTERSHARE TRUST COMPANY, N.A., 250 ROYALL STREET, CANTON, MA 02021

CUSIP Y58473 10 2

ORDINARY SHARES

THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

IS THE REGISTERED HOLDER OF

FULLY PAID, NON-ASSESSABLE ORDINARY SHARES, NO PAR VALUE PER SHARE, OF MAXEON SOLAR TECHNOLOGIES, LTD. and the amount paid on the shares is recorded in the return(s) of allotment lodged pursuant to Section 63 of the Companies Act, Cap. 50, subject to the Constitution of the Corporation and transferable on the Branch Register of Members of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate and the form of share transfer on this reverse side properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

GIVEN UNDER the official seal of the Corporation for use in the United States of America and the facsimile signatures of its duly authorized officers.

Dated:

EMBOSSED SEAL

OFFICIAL

SEAL

Maxeon Solar Technologies, Inc.

BY:

COUNTERSIGNED AND REGISTERED

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

DIRECTOR

DIRECTOR

MAXEON SOLAR TECHNOLOGIES, LTD.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND SUBJECT TO A PAYMENT OF $5 OR SUCH LESSER SUM AS MAY BE FIXED BY THE DIRECTORS OF THE

CORPORATION, A COPY OF THE CORPORATION’S CONSTITUTION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common UNIF GIFT MIN ACT– (Cust) Custodian (Minor) TEN ENT – as tenants by the entireties under Uniform Gifts to Minors JT TEN – as joint tenants with right Act of survivorship and not as (State) tenants in common UNIF TRF MIN ACT– Custodian (until age) (Cust) under Uniform Transfers

(Minor) to Minors Act (State) Additional abbreviations may also be used though not in the above list.

In consideration of the sum of $, for value received, (“Transferor”) hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF TRANSFEREE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF TRANSFEREE)

(“Transferee”)

fully paid, non-assessable __________ Ordinary Shares of Maxeon Solar Technologies, Ltd. represented by the within Certificate, does hold unto the said Transferee, its Executors, Administrators, and Assign, subject to several conditions on which the Transferor held the same immediately before the execution hereof; and the said Transferee, does hereby agree to accept the said __________ Ordinary Shares, subject to the conditions aforesaid and does hereby irrevocably constitute and appoint

Attorney

to transfer and register the said shares on the Branch Register of Members of the within named Corporation maintained by Computershare Trust Company, N.A. in Massachusetts, the United States of America.

Dated:

As Witness our Hands this __________ day of __________ in the year of our Lord Two Thousand __________ .

Signed, sealed and delivered by the above named If the Transferor is a corporation Transferor Signed, sealed and delivered by For and on behalf of in the presence of

Transferor

(Signature)

Name: Addresss

Designation: Occupation in the presence of

(Signature)

Addresss Occupation

Signed, sealed and delivered by the above named If the Transferee is a corporation Transferee Signed, sealed and delivered by For and on behalf of in the presence of

Transferee

(Signature)

Name: Addresss

Designation: Occupation in the presence of

(Signature)

Addresss Occupation

NOTICE: THE SIGNATURE(S) TO THIS TRANSFER INSTRUMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,

WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.